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                                                                    EXHIBIT 99.2

                                    AGREEMENT


         Agreement dated as of January 6, 1999 (the "Agreement") between Matthew
E. Devine ("Executive"), Vicki Devine ("Spouse"), Chancellor Media Corporation (the "Company") and Chancellor Media Corporation of Los Angeles ("Los Angeles").

         WHEREAS, the Executive and the Company are parties to an Employment Agreement, dated as of May 18, 1998, and effective as of April 17, 1998 (the "Effective Date"), pursuant to which the Company has employed the Executive as Senior Vice President and Chief Financial Officer of the Company (the "Employment Agreement");

         WHEREAS, the parties desire to terminate the Employment Agreement and Executive's employment with the Company; and

         WHEREAS, the parties desire that certain provisions of the Employment Agreement remain in full force and effect, as set forth in this Agreement;

         NOW THEREFORE, for and in consideration of the mutual covenants, agreements, promises set forth herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Executive, Spouse, the Company and Los Angeles hereby agree as follows:

         1. Termination: The Executive hereby resigns from his employment with the Company as of the date of this Agreement (the "Termination Date"). Executive further agrees to and does hereby resign effective as of the Termination Date from any other appointments or positions which he may hold with the Company or any of its subsidiaries, including without limitation, his position as an officer of the Company and each of its subsidiaries. Executive agrees to execute all further documents which the Company may request of him to effectuate such resignations.

         2. Termination Payment: In connection with such termination of employment and the execution of this Agreement, as soon as practicable after the execution and delivery of this Agreement (but not later than one (1) business day after the date hereof), the Company shall cause to be paid to Executive and Spouse the one-time cash payment provided for in Section 6(b) of the Employment Agreement.

         3. Grant of Options: In connection with such termination of employment and the execution of this Agreement, in lieu of all other rights to any grant of stock options set forth in the Employment Agreement, the Company shall grant to Executive, effective as of the Termination Date, stock options for 480,000 shares of common stock of the Company, which grant will be made in accordance with the provisions of Sections 4(c)(ii) and 4(c)(iii) of the Employment Agreement.


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         4. Taxes: The cash payments set forth in paragraph 2, together with any cash payments to be made pursuant to Section 6(a) of the Employment Agreement (which section shall survive the execution and delivery of this Agreement as provided in paragraph 14), shall be subject to applicable federal, state and local withholding taxes. Executive agrees that, TO THE EXTENT THAT ANY
INDIVIDUAL FEDERAL OR STATE TAXES OF ANY KIND MAY BE DUE AS A RESULT OF ANY SUCH PAYMENT TO EXECUTIVE, EXECUTIVE SHALL BE SOLELY RESPONSIBLE FOR SUCH TAXES AND WILL INDEMNIFY, DEFEND, AND HOLD HARMLESS THE COMPANY IN THE EVENT THERE IS ANY CLAIM AGAINST THE COMPANY FOR SUCH TAXES. NOTWITHSTANDING THE FOREGOING, THE COMPANY SHALL REIMBURSE EXECUTIVE, IF APPLICABLE, FOR THE AMOUNT OF ANY EXCISE TAX IMPOSED ON EXECUTIVE WITH RESPECT TO THE PAYMENT PROVIDED FOR IN PARAGRAPH
2.

         5. General Release and Covenant Not to Sue:

         (a) THE EXECUTIVE AND SPOUSE, ON BEHALF OF THEMSELVES, THEIR ATTORNEYS, HEIRS, EXECUTORS, ADMINISTRATORS AND ASSIGNS (TOGETHER THE "EXECUTIVE PARTIES"), HEREBY GENERALLY RELEASE AND FOREVER DISCHARGE THE COMPANY, LOS ANGELES AND THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, PARENTS, SUBSIDIARIES AND AFFILIATES AND THEIR RESPECTIVE PAST AND PRESENT SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, PRINCIPALS, INSURERS AND ATTORNEYS (TOGETHER THE "COMPANY PARTIES") FROM ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, SUITS, DAMAGES, LOSSES, EXPENSES, ATTORNEYS' FEES, OBLIGATIONS OR CAUSES OF ACTION, KNOWN OR UNKNOWN OF ANY KIND AND EVERY NATURE WHATSOEVER, AND WHETHER OR NOT ACCRUED OR MATURED, WHICH ANY OF THEM MAY HAVE, ARISING OUT OF OR RELATING TO ANY TRANSACTION, DEALING, RELATIONSHIP, CONDUCT, ACT OR OMISSION, OR ANY OTHER MATTERS OR THINGS OCCURRING OR EXISTING AT ANY TIME PRIOR TO AND INCLUDING THE TERMINATION DATE (INCLUDING BUT NOT LIMITED TO ANY CLAIM AGAINST THE COMPANY PARTIES BASED ON, RELATING TO OR ARISING UNDER WRONGFUL DISCHARGE, BREACH OF CONTRACT (WHETHER ORAL OR WRITTEN), TORT, FRAUD, DEFAMATION, NEGLIGENCE, PROMISSORY ESTOPPEL, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED, ANY OTHER CIVIL OR HUMAN RIGHTS LAW, THE AGE DISCRIMINATION IN EMPLOYMENT ACT, AMERICANS WITH DISABILITIES ACT, EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR ANY OTHER FEDERAL, STATE OR LOCAL LAW RELATING TO EMPLOYMENT OR DISCRIMINATION IN EMPLOYMENT) IN ALL CASES ARISING OUT OF OR RELATING TO EXECUTIVE'S EMPLOYMENT BY THE COMPANY OR INVESTMENT IN THE COMPANY OR HIS SERVICES AS AN OFFICER OR EMPLOYEE OF THE COMPANY OR ITS SUBSIDIARIES, OR OTHERWISE RELATING TO THE TERMINATION OF SUCH EMPLOYMENT OR SERVICES; PROVIDED, HOWEVER, THAT SUCH GENERAL RELEASE WILL NOT LIMIT OR RELEASE (I) EXECUTIVE'S RIGHTS UNDER THIS AGREEMENT (INCLUDING BUT NOT LIMITED TO SECTION 6(a) OF THE EMPLOYMENT AGREEMENT AND THE OTHER PROVISIONS OF THE EMPLOYMENT AGREEMENT THAT ARE INCORPORATED HEREIN), (II) EXECUTIVE'S RIGHTS TO INDEMNIFICATION FROM THE COMPANY IN RESPECT OF HIS SERVICES AS AN OFFICER OR DIRECTOR OF THE COMPANY OR ANY OF ITS SUBSIDIARIES AS


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PROVIDED BY LAW OR THE CERTIFICATES OF INCORPORATION OR BY-LAWS (OR LIKE
CONSTITUTIVE DOCUMENTS) OF THE COMPANY OR ANY SUBSIDIARY THEREOF, OR (III) EXECUTIVE'S CONTRACTUAL RIGHTS UNDER ANY STOCK OPTION AGREEMENT THAT IS IN EFFECT WITH RESPECT TO STOCK OPTIONS THAT HAVE BEEN GRANTED TO EXECUTIVE PRIOR TO THE TERMINATION DATE. THE EXECUTIVE AND SPOUSE, ON BEHALF OF THEMSELVES AND THE EXECUTIVE PARTIES, HEREBY COVENANT FOREVER NOT TO ASSERT, FILE, PROSECUTE, COMMENCE, INSTITUTE (OR SPONSOR OR PURPOSELY FACILITATE ANY PERSON IN CONNECTION WITH THE FOREGOING), ANY COMPLAINT OR LAWSUIT OR ANY LEGAL, EQUITABLE OR ADMINISTRATIVE PROCEEDING OF ANY NATURE, AGAINST ANY OF THE COMPANY PARTIES IN CONNECTION WITH ANY MATTER RELEASED IN THIS PARAGRAPH 5, AND REPRESENT AND WARRANT THAT NO OTHER PERSON OR ENTITY HAS INITIATED OR, TO THE EXTENT WITHIN HIS CONTROL, WILL INITIATE ANY SUCH PROCEEDING ON THEIR BEHALF.

         (b) THE COMPANY, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUBSIDIARIES, HEREBY GENERALLY RELEASES AND FOREVER DISCHARGES THE EXECUTIVE PARTIES FROM ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, SUITS, DAMAGES, LOSSES, EXPENSES, ATTORNEYS' FEES, OBLIGATIONS OR CAUSES OF ACTION, KNOWN OR UNKNOWN OF ANY KIND AND EVERY NATURE WHATSOEVER, AND WHETHER OR NOT ACCRUED OR MATURED, WHICH ANY OF THEM MAY HAVE, ARISING OUT OF OR RELATING TO ANY TRANSACTION, DEALING, RELATIONSHIP, CONDUCT, ACT OR OMISSION, OR ANY OTHER MATTERS OR THINGS OCCURRING OR EXISTING AT ANY TIME PRIOR TO AND INCLUDING THE TERMINATION DATE (INCLUDING BUT NOT LIMITED TO ANY CLAIM BASED ON, RELATING TO OR ARISING UNDER BREACH OF CONTRACT, TORT, FRAUD, DEFAMATION, ANY OTHER CIVIL OR HUMAN RIGHTS LAW, OR ANY OTHER FEDERAL, STATE OR LOCAL LAW RELATING TO EMPLOYMENT OR DISCRIMINATION IN EMPLOYMENT) IN ALL CASES ARISING OUT OF OR RELATING TO THE EXECUTIVE'S EMPLOYMENT BY THE COMPANY OR INVESTMENT IN THE COMPANY OR HIS SERVICES AS AN OFFICER OR EMPLOYEE OF THE COMPANY OR ITS SUBSIDIARIES, OR OTHERWISE RELATING TO THE TERMINATION OF SUCH EMPLOYMENT OR SERVICES; PROVIDED, HOWEVER, THAT SUCH GENERAL RELEASE WILL NOT LIMIT OR RELEASE (I) THE COMPANY'S RIGHTS UNDER THIS AGREEMENT (INCLUDING BUT NOT LIMITED TO THE PROVISIONS OF THE EMPLOYMENT AGREEMENT THAT ARE INCORPORATED HEREIN), (II) THE COMPANY'S RIGHTS AGAINST EXECUTIVE WITH RESPECT TO ANY FRAUDULENT OR CRIMINAL ACTIVITY, (III) THE COMPANY'S RIGHTS UNDER ANY STOCK OPTION AGREEMENT THAT IS IN EFFECT WITH RESPECT TO STOCK OPTIONS THAT HAVE BEEN GRANTED TO EXECUTIVE PRIOR TO THE TERMINATION DATE; OR (IV) THE COMPANY'S RIGHTS AGAINST EXECUTIVE RESPECTING THE REPAYMENT OF ANY LOAN OWING TO THE COMPANY OR ANY OF ITS SUBSIDIARIES BY EXECUTIVE IN ACCORDANCE WITH THE TERMS OF SUCH LOAN. THE COMPANY, ON BEHALF OF ITSELF AND THE COMPANY PARTIES, HEREBY COVENANTS FOREVER NOT TO ASSERT, FILE, PROSECUTE, COMMENCE, INSTITUTE (OR SPONSOR OR PURPOSELY FACILITATE ANY PERSON IN CONNECTION WITH THE FOREGOING), ANY COMPLAINT OR LAWSUIT OR ANY LEGAL, EQUITABLE OR ADMINISTRATIVE PROCEEDING OF ANY NATURE, AGAINST ANY OF THE EXECUTIVE PARTIES IN CONNECTION WITH ANY MATTER RELEASED IN THIS


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PARAGRAPH 5, AND REPRESENTS AND WARRANTS THAT NO OTHER PERSON OR ENTITY HAS
INITIATED OR, TO THE EXTENT WITHIN THEIR CONTROL, WILL INITIATE ANY SUCH PROCEEDING ON THEIR BEHALF.

         6. Non-Disparagement:

         (a) Executive and Spouse shall not, directly or indirectly, make or cause to be made and shall cause the officers, directors, employees, agents and representatives of any entity or person controlled by Executive or Spouse not to make or cause to be made, any disparaging, denigrating, derogatory or other negative or false statement orally or in writing to any person or entity about the Company, any holder of 7 1/2% or more of any class of the Company's voting stock, its or their respective parents, subsidiaries or affiliates, its or their respective executive officers or members of its or their Boards of Directors, or the business strategy or plans, policies, practices or operations of the Company, of any holder of 7 1/2% or more of any class of the Company's voting stock, or of its or their respective parents, subsidiaries or affiliates.

         (b) The Company and Los Angeles shall not, directly or indirectly, make or cause to be made and shall cause the officers, directors, employees, agents and representatives of any entity or person controlled by the Company or Los Angeles not to make or cause to be made, any disparaging, denigrating, derogatory or other negative or false statement orally or in writing to any person or entity about Executive.

         7. Standstill: Executive agrees that, for a period of two years from the date of this Agreement, neither Executive, Spouse nor any of Executive's or Spouse's affiliates will (or will cause or assist others to), without the prior written consent of the Company or its Board of Directors: (i) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire any voting securities of and issued by, the Company or any parent or subsidiary thereof, or of any Successor (as defined below), or any assets of the Company or any parent or subsidiary or division thereof or of any such Successor, which may be outstanding on the date hereof or subsequently issued during such three year period (except pursuant to the exercise of stock options already granted, or to be granted in accordance with this Agreement, to Executive); (ii) make or any in way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are used in the rules of the Securities Exchange Commission) to vote, or seek to advise or influence any person or entity with respect to the voting of, any voting securities of the Company (or any parent or subsidiary thereof);
(iii) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving the Company (or any parent or subsidiary thereof) or its (or their) securities or assets; (iv) form join or in any way participate in a "group" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) in connection with any of the foregoing; (v) otherwise act, alone or in concert with others, to seek control or influence the management, Board of Directors or policies of the Company (or any parent or subsidiary thereof); (vi) disclose any intention, plan or arrangement inconsistent with the foregoing; (vii) advise, assist or encourage any other persons in connection with any


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of the foregoing, or (viii) contact, discuss, make comments to or otherwise provide information to any analysts, major stockholders (other than James DeCastro), reporters or other members of the media respecting the Company (or its parents or subsidiaries), or its (or their) plans. Executive and Spouse also agree during such period not to request the Company or any of its representatives, directly or indirectly, to amend or waive any provision of this paragraph (including this sentence) or take any action which might require the Company to make a public announcement regarding the possibility of an extraordinary transaction involving the Company or its securities or assets. Notwithstanding the foregoing, Executive and Spouse shall be entitled to receive and own all securities distributed in respect of, or issued in exchange for any voting securities owned by them which were not acquired in violation of this Agreement. As used herein, "Successor" shall mean any entity which in a transaction succeeds to substantially all of the Company's assets or which acquires substantially all of its stock so long as, in either case, holders of a majority of the Company's voting securities immediately prior to such transaction beneficially own a majority of the voting securities of such entity immediately thereafter.

         8. Cooperation: Executive agrees to cooperate with the Company as reasonably directed by the Company by responding to questions, depositions, administrative proceedings and court hearings, executing documents, and cooperating with the Company and its accountants and legal counsel with respect to business issues, and/or claims and litigation of which he has personal or corporate knowledge. Executive further agrees, except as required by subpoena or other applicable legal process (after the Company has been given reasonable notice and opportunity to seek relief from such requirement), to maintain, in strict confidence, any information of which he has knowledge regarding current and/or future claims, administrative proceedings and litigation. Executive agrees, except as required by subpoena or other applicable legal process (after the Company has been given reasonable notice and opportunity to seek relief from such requirement), not to communicate with any party(ies), their legal counsel or others adverse to the Company in any such claims, administrative proceedings or litigation except through the Company's designated legal counsel. Executive also shall make himself available at reasonable times and upon reasonable notice to answer questions or provide other information within his possession and requested by the Company relating to the Company, its subsidiaries and/or their respective operations in order to facilitate the smooth transition of Executive's duties to his successor. The Company shall reimburse Executive for any documented out-of-pocket expenses, including but not limited to reasonable legal fees, reasonably incurred by Executive in complying with this paragraph 8. To the extent Executive's services are required pursuant to this paragraph 8 for any extended period, the Company will pay to Executive a per diem amount calculated based on Executive's annual base salary in effect immediately prior to the Termination Date.

         9. Mail: The Company may open and answer, and authorize others to open and answer, all mail, communications, and other correspondence addressed to Executive relating to the Company, Los Angeles or any of their respective


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subsidiaries or to Executive's employment with the Company, Los Angeles or any of their respective subsidiaries, and Executive shall promptly refer to the Company all inquiries, mail, communications, and correspondence received by him relating to the Company, Los Angeles or any of their respective subsidiaries or to Executive's employment with the Company, Los Angeles or any of their respective subsidiaries. If any such mail, communications or correspondence received by the Company includes any threat of any claim against Executive personally, the Company shall promptly notify Executive thereof. The Company will promptly forward to Executive any of Executive's personal mail, communications or correspondence received by the Company, unopened to the extent it is reasonably ascertained to be of a personal nature.

         10. Notices: Any notice required or permitted by this Agreement shall be in writing, sent by registered or certified mail, return receipt requested, addressed to the Board of Directors, the Company and Los Angeles at the Company's then principal office, or to the Executive at the address set forth on the signature page hereof, as the case may be, or to such other address or addresses as any party hereto may from time to time specify in writing for the purpose in a notice given to the other parties in compliance with this paragraph
10. Notices shall be deemed given when received.

         11. Certain Acknowledgments: Executive and Spouse acknowledge that before entering into this Agreement they have had the opportunity to consult with any attorney or other advisor of their choice, and have done so, and have not relied in connection herewith on legal counsel for the Company. Executive and Spouse acknowledge that they have entered into this Agreement of their own free will, that no promises or representations have been made to them by any person to induce them to enter into this Agreement other than the terms expressly set forth herein.

         12. Authorization By The Company: The Company represents and warrants to Executive that (i) it has the corporate power and authority to enter into this Agreement and to carry out its respective obligations hereunder; (ii) the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company; and (iii) this Agreement is a valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, and other laws now or hereafter in effect relating to the enforcement of creditors' rights generally.

         13. Prior Agreements: WITH THE EXCEPTION OF CERTAIN PROVISIONS OF THE EMPLOYMENT AGREEMENT TO WHICH PARAGRAPH 14 OF THIS AGREEMENT SPECIFICALLY REFERS AND THE PROVISIONS OF ANY STOCK OPTION AGREEMENT THAT IS IN EFFECT WITH RESPECT TO STOCK OPTIONS THAT HAVE BEEN GRANTED TO EXECUTIVE ON OR BEFORE THE TERMINATION DATE, this Agreement integrates the whole of all agreements and understandings of any sort or character between the parties concerning the subject matter of this Agreement and any other dealings between the parties, and supersedes all prior negotiations, discussions, or agreements of any sort whatsoever relating to the subject matter hereof, or any claims


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that might have ever been made by one party against any opposing party to this
Agreement. There are no representations, agreements, or inducements except as set forth expressly and specifically in this Agreement. Further, all prior employment contracts, if any, between the parties are superseded by this Agreement. THERE ARE NO UNWRITTEN, ORAL, OR VERBAL UNDERSTANDINGS, AGREEMENTS, OR REPRESENTATIONS OF ANY SORT WHATSOEVER, IT BEING STIPULATED THAT THE RIGHTS OF THE PARTIES SHALL BE GOVERNED EXCLUSIVELY BY THIS AGREEMENT.

         14. Survival of other Employment Agreement Provisions: The provisions of Employment Agreement Sections 4(a) and 4(b) (insofar as provisions of the foregoing are applicable with respect to termination benefits to Executive pursuant to Section 6(a) of the Employment Agreement), 4(c)(ii) and 4(c)(iii) (insofar as they relate to the stock options to be granted to Executive pursuant to paragraph 3), 6(a), 6(b), 7(a), 7(b), 7(d), 7(e), 8, 12, 13, 15, 16 and 17
are incorporated herein by reference, shall survive the Termination Date and shall continue in full force and effect. Except as specifically described herein, all of Executive's rights and obligations under the Employment Agreement are extinguished upon the effectiveness of this Agreement. Notwithstanding the foregoing, (i) the provisions of Section 7(b) of the Employment Agreement will apply only through the second anniversary of the Effective Date (rather than through the Expiration Date) and (ii) the parties agree that the Annual Bonus (as defined in the Employment Agreement) payable to Executive pursuant to
Section 4(b) of the Employment Agreement for 1998 shall be $2,000,000, (iii) Executive will be reimbursed by the Company for up to $70,000 for his purchase of an automobile (reduced by any amount previously reimbursed or otherwise paid by the Company on or after the Effective Date to or on behalf of Executive for an automobile), (iv) Executive will be paid (in lieu of club dues) an amount equal to $500 per month (prorated for partial months) for the period from the Effective Date to the Termination Date, (v) to the extent allowed by law, the Company will continue to provide health coverage to Executive and his covered dependents (or, if not so permitted, will reimburse Executive for his COBRA payments with respect thereto) for a period of six months following the Termination Date and (vi) the Company will reimburse Executive for reasonable legal fees in connection with the negotiation of this Agreement.

         15. Modification: This Agreement may not be modified or amended except in writing signed by the parties. No term or condition of this Agreement will be deemed to have been waived except in writing by the party charged with waiver. A waiver shall operate only as to the specific term or condition waived and will not constitute a waiver for the future or act on anything other than that which is specifically waived.

         16. Material Breach.

         [Intentionally Omitted.]


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         17. Counterparts: This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which, together shall constitute one and the same instrument. Any counterpart of this Agreement that has attached to it separate signature pages which together contain the signature of all parties hereto shall for all purposes be deemed a fully executed original. Facsimile signatures shall constitute original signatures.

         18. Successors and Assigns: All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and permitted assigns. Neither this Agreement nor any rights or obligations hereunder may be assigned by the Executive, other than by will or the laws of descent or distribution.

         19. Severability: All provisions of this Agreement are intended to be severable. In the event any provision or restriction contained herein is held to be invalid or unenforceable in any respect, in whole or in part, such finding shall in no way affect the validity or enforceability of any other provision of this Agreement. The parties hereto further agree that any such invalid or unenforceable provision shall be deemed modified so that it shall be enforced to the greatest extent permissible under law, and to the extent that any court or arbitrator of competent jurisdiction determines any restriction herein to be unreasonable in any respect, such court or arbitrator may limit this Agreement to render it reasonable in the light of the circumstances in which it was entered into and specifically enforce this Agreement as limited.

         20. Indemnification: EXECUTIVE AND SPOUSE AGREE, WARRANT, AND REPRESENT TO THE COMPANY THAT EXECUTIVE AND SPOUSE HAVE FULL EXPRESS AUTHORITY TO SETTLE ALL CLAIMS AND DEMANDS THAT ARE THE SUBJECT OF PARAGRAPH 5 OF THIS AGREEMENT AND THAT NEITHER EXECUTIVE NOR SPOUSE HAS GIVEN OR MADE ANY ASSIGNMENT TO ANYONE, INCLUDING EXECUTIVE'S OR SPOUSE'S FAMILY OR LEGAL COUNSEL, OF ANY CLAIMS AGAINST ANY PERSON OR ENTITY ASSOCIATED WITH THE COMPANY OR ANY COMPANY PARTIES. TO THE EXTENT THAT ANY CLAIM RELATED TO THIS AGREEMENT MAY BE BROUGHT BY PERSONS OR ENTITIES CLAIMING BY, THROUGH, OR UNDER EXECUTIVE, SPOUSE, THEIR RESPECTIVE HEIRS, SUCCESSORS, OR ASSIGNS, THEN EXECUTIVE FURTHER AGREES TO INDEMNIFY, DEFEND, AND HOLD HARMLESS THE COMPANY OR ANY COMPANY PARTY, ITS AGENTS, AND ITS SUCCESSORS FROM ANY LAWSUIT, JUDGMENT, OR SETTLEMENT ARISING FROM SUCH CLAIMS. EXECUTIVE AND SPOUSE FURTHER HEREBY ASSIGN TO THE COMPANY ALL CLAIMS AND CAUSES OF ACTION COVERED BY PARAGRAPH 5.

         21. Injunction: Executive and Spouse hereby expressly acknowledge that any breach or threatened breach by either of them of any of their obligations set forth in paragraph 6 (Non-Disparagement), paragraph 7 (Standstill), or any breach or threatened breach by Executive of Sections 7(a) or 7(b) of the Employment Agreement (the provisions of which shall survive the execution and delivery of this Agreement and which are incorporated herein), may result in significant and continuing injury and


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irreparable harm to the Company and Los Angeles, the monetary value of which would be impossible to establish. Therefore, Executive and Spouse agree that the Company and Los Angeles shall be entitled to injunctive relief in a court of appropriate jurisdiction with respect to such provisions. The Company hereby expressly acknowledges that any breach or threatened breach by it of any of its obligations set forth in paragraph 6 (Non-Disparagement) may result in significant and continuing injury and irreparable harm to Executive and Spouse, the monetary value of which would be impossible to establish. Therefore, the Company agrees that Executive and Spouse shall be entitled to injunctive relief in a court of appropriate jurisdiction with respect to such provision. Attorneys' fees with respect to any action seeking injunctive relief shall be paid by the party against whom such relief is sought (if such action is successful) or by the party seeking such relief (if such action is unsuccessful). The parties further agree that this provision is a material inducement to each of the parties entering into this Agreement.

         22. Facility of Payment: All cash payments to be made by the Company to or on behalf of Executive hereunder shall be an obligation of and made by Los Angeles.

         23. Choice of Law: This Agreement, including but not limited to the provisions of the Employment Agreement that are incorporated herein, shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to principles of conflict of laws).

         24. Return of Documents: Executive agrees that he will return to the Company, not later than 24 hours following the execution of this Agreement, all originals and all copies of documents, notes, computer discs, tapes or other tangible information of any sort which he has in his possession or under his custody or control that is the property of the Company or any of its subsidiaries or that relate in any manner to his duties at the Company, which is not otherwise available to the public, and will not retain any copies of such matter. The materials required to be returned pursuant to this paragraph 24 shall not include personal correspondence that does not relate to the Company, its subsidiaries or any of its businesses.

         25. No Right to Additional Compensation: Except as expressly provided in this Agreement, neither the Company, Los Angeles or any of their respective predecessors, successors, assigns or affiliates shall have any further obligation to Executive or Spouse in connection with the Employment Agreement or Executive's employment by the Company, Los Angeles or any of their respective subsidiaries, including but not limited to severance, compensation (including but not limited to deferred compensation, employment contracts, stock options, bonuses and commissions), health insurance, life insurance, disability insurance, club dues, vehicle allowances, vacation pay, sick pay and any similar obligations.

         26. No Admission: The parties agree that by entering into this Agreement, no party admits to having engaged in any unlawful, wrongful or unconscionable conduct, any such conduct being expressly denied.


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         27. Construction: The parties agree that this Agreement was negotiated by the parties and shall not be construed against any party.

         28. Arbitration: Except with respect to the provisions of this Agreement relating to equitable relief, the parties agree to submit to binding arbitration administered by the American Arbitration Association ("AAA") under its National Rules for Resolution of Employment Disputes (the "Arbitration") any and all disputes related to or arising from Executive's employment with the Company, the Employment Agreement or this Agreement. The Arbitration panel shall consist of three neutral arbitrators qualified to hear employment/labor matters. Each party shall be responsible for its respective costs and attorneys' fees incurred in connection with the Arbitration, and the Arbitration fees shall be divided equally between the Executive, on the one hand, and the Company and Los Angeles, on the other hand. The decision of the Arbitration panel shall be binding on the parties and not subject to appeal. Except to the extent required by law, the Arbitration result shall be kept confidential.


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         IN WITNESS WHEREOF, the Company and Los Angeles have caused this
Agreement to be executed in their respective corporate names by an officer thereof thereunto duly authorized, and Executive and Spouse have hereunto set their hands, as of the day and year first above written.


                            CHANCELLOR MEDIA CORPORATION

                            CHANCELLOR MEDIA CORPORATION OF LOS ANGELES




                            By: /s/ Jeffrey A. Marcus
                               -------------------------------------------------
                            Name: Jeffrey A. Marcus
                                 -----------------------------------------------
                            Title:   President
                                  ----------------------------------------------


                              /s/ Matthew E. Devine
                            ----------------------------------------------------
                            MATTHEW E. DEVINE

                            Address: 3101 Cumberland Court
                                     Colleyville, Texas 76034



                              /s/ Vicki Devine
                            ----------------------------------------------------
                            VICKI DEVINE


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